Exhibit 10

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

ASSET PURCHASE AND LICENSE AGREEMENT

between

Diamond Animal Health, Inc.

and

ELANCO ANIMAL HEALTH, a division of ELI LILLY AND COMPANY

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

This ASSET PURCHASE, and LICENSE AGREEMENT (this “Agreement”) entered into this 17th day of June, 2013, by and between:

DIAMOND ANIMAL HEALTH, INC., an Iowa Corporation having its place of business at 2538 S.E. 43rd Street, Des Moines, Iowa, 50317 (hereafter collectively referred to as “Diamond”); and

ELI LILLY AND COMPANY, a company registered in Indiana having its registered office at 2500 Innovation Way, Greenfield, Indiana 46140-9163 USA on behalf of its operating subsidiary Elanco Animal Health division and, and its Affiliates (hereafter collectively referred to as “Elanco”).

Each a “Party” and together the “Parties”.

RECITALS

A.	WHEREAS, Diamond controls intellectual property that allows it to develop and/or commercialize viral and bacterial vaccines for ruminant, canine and feline species (the “Target Species”).

B.	WHEREAS, Diamond has facilities and personnel that enable it to develop and manufacture various vaccines for use in the Target Species.

C.	WHEREAS, Elanco is engaged in the research, development, marketing, manufacturing and distribution of food chain and companion animal products including but not limited to animal health biological, pharmaceutical and diagnostic products.

D.	WHEREAS, Elanco desires to acquire certain Diamond intellectual property assets so that Elanco can sell its own line of vaccines for cattle.

E.	WHEREAS, Elanco desires to license back to Diamond certain Diamond intellectual property to permit Diamond to manufacture products for Elanco and certain third parties.

F.	WHEREAS, Diamond and Elanco desire to enter into a supply relationship with respect to certain products in the Territory either through the assumption of an existing relationship(s) between Diamond and third parties or by entering into a new agreement between Diamond and Elanco as set forth in this Agreement.

G.	WHEREAS, capitalized terms in this Agreement refer to defined terms in this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the following mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

ARTICLE I.        Interpretation

“Affiliate” means with respect to any person or entity (i) any other person or entity that controls, is controlled by or is under common control with such first person or entity, with “control” meaning direct or indirect beneficial ownership of more than fifty percent (50%) of the equity interest of an entity or more than a fifty percent (50%) interest in the decision-making authority of an entity, and (ii) an entity in which the maximum equity interest permitted by law to be held by another entity is held by such other entity

“Biological Assets” means the assets in Exhibit 1, Exhibit 2, Exhibit 3, the Elanco Derivative Assets and the Diamond Derivative Assets, including but not limited to seeds, master seeds, working seeds, cell stocks, master cell stocks, working cell stock, antigens, reagents, critical reagents, challenge materials and assays.

“Cattle Vaccine Products” means the vaccine products for use in cattle currently manufactured by Diamond that are listed in Exhibit 4. For clarity, Cattle Vaccine Products excludes the Cattle Vaccine Inventory.

“Cattle Vaccine Inventory” means Cattle Vaccine Products that Diamond is obligated by contract to supply to Diamond’s existing customers after the Effective Date.

“Confidential Information” means all know-how, trade secrets, technical information, specifications, data, formulae, intellectual property or software of a Party relating to or arising out of this Agreement including, without limitation:

(a)	all communications between the Parties or information of whatever kind whether recorded or not and, if recorded, in whatever medium, relating to or arising out of this Agreement, whether disclosed prior to or after entering into this Agreement;
(b)	any information that the Party indicates in writing is information of a confidential nature or which is marked “confidential”; and

all copies and excerpts of the communications, information, notes, reports and documents in whatever form referred to in paragraph (a) or (b) of this definition.

“Diamond Derivative Assets” means one or more biological assets derived from [***] allocation of each of the Biological Assets as of the Effective Date.

“Diamond Subset” means (i) an amount equal [***] (or such lesser amount resulting from consumption of the Biological Assets pursuant to Section 2.9) of each of the Biological Assets as set forth in Exhibit 3 as of the Effective Date and (ii) an amount equal to [***] the Diamond Derivative Assets created during the term of this Agreement; provided, however, if the then current inventory of a given Biological Asset

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

as of the Effective Date is not readily divisible to yield such [***] the inventory, Diamond Subset shall mean an equitable portion of such inventory that most closely approximates [***] such inventory as mutually agreed between the Parties. Effective on the Effective Date and subject to Section 2.8 and other terms and conditions of this Agreement, the Diamond Subset shall be owned by Elanco.

“Defined Product(s)” means those respective product(s) listed in Exhibit 5 to be supplied by Diamond to the respective Defined Third Parties

“Defined Third Parties” means the third parties listed in Exhibit 5.

“Effective Date” means the last date of signature on this Agreement.

“Elanco Derivative Assets” means one or more biological assets derived from an asset contained in [***] allocation of the Biological Assets as of the Effective Date.

“Elanco Subset” means (i) an amount equal [***] (or such lesser amount resulting from consumption of the Biological Assets pursuant to Section 2.9) of each of the Biological Assets set forth in Exhibit 3 as of the Effective Date and (ii) an amount equal to [***] the Elanco Derivative Assets; provided, however, if the then current inventory of a given Biological Asset is not readily divisible to yield such [***] the inventory, Elanco Subset shall mean an equitable portion of such inventory that most closely approximates [***] such inventory as mutually agreed between the Parties. Effective on the Effective Date and subject to the terms and conditions of this Agreement, the Elanco Subset shall be owned by Elanco.

“Extension” means the attainment [***] of its existing distribution agreement with Diamond for certain Cattle Vaccine Products [***].

“Field” means all applications and uses for, in and/or on animals (companion or food), animal products, animal feed, human food, or the food chain, including but not limited to related systems or processes, amelioration, diagnosis, control, prevention, prophylaxis and/or treatment of pathogens, diseases, pests, parasites or sign(s) or symptom(s) related thereto; except that “Field” does not include any uses in humans that require an FDA human drug approval.

“Fraction” means a specific antigen which constitutes a component of a multi-antigen biological product.

“Livestock” means entire species, groups or individual non-human animals whose primary purpose is for food, fur or wool production, including but not limited to ruminant, swine, fish and poultry species.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

“New Vaccine Product” means a product that i) is not a product listed on Exhibit 8 or Exhibit 9, ii) uses or incorporates the Purchased Assets; and (iii) that is developed by Elanco after the Effective Date.

“Option Exercise Fee” means the payment to Elanco [***] Diamond pursuant to exercise by Diamond of the Option set forth in Section 2.8.

“Parties” means Diamond and Elanco.

“Party” means Diamond or Elanco.

“Product” means any embodiment, as of the Effective Date, that incorporates, uses or implements the Purchased Assets.

“Program Year” means each twelve (12) calendar month period during the term of the Agreement and during which Elanco is sourcing from Diamond products under Private Label.

“Purchased Assets” means the assets in Exhibit 1, Exhibit 2, Exhibit 3, the Diamond Derivative Assets, and the Cattle Vaccines Products, in each instance inclusive of all related technology, including, but not limited to, seeds, master seeds, working seeds, cell stocks, master cell stocks, working cell stock, antigens, reagents, critical reagents, challenge materials and assays. The Purchased Assets shall be inventoried and documented to Elanco’s satisfaction prior to the Effective Date.

“Registration” means a marketing authorization, product license or permit issued for a given Product or Future Vaccine Product by a Regulatory Agency.

“Regulatory Agency” means, any governmental authority that regulates Products, including but not limited to U.S. Department of Agriculture (USDA) Center for Veterinary Biologics; or any counterparts thereof in jurisdictions outside of the USA.

“Steering Committee” means the joint committee composed of representatives of Diamond and Elanco, as described in this Agreement.

“Supply Agreement” means an supply and distribution agreement for Cattle Vaccine Products, in which Diamond acts as a supplier to Elanco and Elanco acts as an exclusive distributor of such Products in the United States, and which shall have general terms and parameters as set forth in Exhibit 7. Other terms not contemplated in Exhibit 7 shall be negotiated in good faith by the Parties; provided, however, Diamond’s insistence on other terms set forth in the distribution agreement granting [***] shall not, in and of itself, be considered as Diamond acting in any manner other than in good faith, and likewise, provided, however, Elanco’s opposition to other terms set forth in the distribution agreement granting [***] shall not, in and of itself, be considered as Elanco acting in any manner other than in good faith.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

“Transfer Limit” means, for a given Biological Asset, the maximum cumulative amount that can be transferred upon requirement by Elanco, such amount being [***] the Elanco Subset of such Biological Asset as of the Effective Date. If the then current inventory of such Biological Asset is not readily divisible to yield such [***] the Elanco Subset, the Transfer Limit for such Biological Asset shall mean an equitable portion of such inventory that most closely approximates such [***] mutually and reasonably agreed between the Parties. For clarity, the Steering Committee may modify the Transfer Limit for a given Biological Asset.

“Technology” (including the possessive instances where the name of the relevant Party precedes the defined term) means specifications, sketches, drawings, schematics, prototypes, methods, protocols, know-how, trade secrets, all proprietary data, information, inventions, regulatory submissions, material, compounds, strains, cell lines or other intellectual property of any kind relating to the Biological Assets. For avoidance of doubt, the Biological Assets are included in the above definition.

“Territory” means worldwide.

“Third Party” means any party other than Elanco, Diamond or any of their Affiliates.

ARTICLE II PURCHASE, SALE AND DELIVERY OF ASSETS

2.1 Transfer of Assets. At the Effective Date, and upon the terms and subject to the conditions set forth in this Agreement, Diamond shall sell, assign, transfer and convey to Elanco, and Elanco shall purchase, acquire and accept from Diamond, all right, title and interest in and to the Purchased Assets free from all liens, charges, equities, claims and other encumbrances except as otherwise stated herein. Subject to the terms and conditions of this Agreement, Elanco shall be free to use the Elanco Subset, and any and all Technology related to the Purchased Assets not otherwise transferred to Diamond pursuant to the Option set forth in Section 2.8 for any and all purposes. For clarity:

a.	Except as provided in Section 2.1(b), Diamond shall retain physical possession, without further consideration, on behalf of Elanco in accordance with this Agreement of the Biological Assets, provided that Diamond takes all reasonable actions to properly store, handle and maintain same, until termination pursuant to Section 2.3 or Section 7.2.
b.	Elanco may require, via Notice, and at any time during the term of this Agreement, the transfer of all or a portion of the Purchased Assets to an Elanco premise and/or to the premise of a Third Party designated by Elanco, to i) research, develop, make, have made, use, sell, have sold, offer for sale, import, export and sub-license New Vaccine Products that use or incorporate such Purchased Assets; ii) for the purpose of offsite storage for security and protection of the integrity of the Biological Assets; or (iii) to produce Elanco Derivative Assets; provided that the aggregate transfers of each

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

Biological Asset under this Section 2.1(b) shall not exceed the Transfer Limit of such Biological Asset. Upon receipt of such Notice, Diamond shall have 30 days, or such reasonable additional time necessary to comply with all applicable laws, to complete the transfer of such Purchased Assets. Elanco shall reimburse Diamond for all reasonable out of pocket expenses incurred by Diamond that pertain to such transfer. Any such transfer of subset of Purchased Assets shall not relieve Diamond from its obligation under a Supply Agreement.

c.	Elanco may require, via Notice, and at any time during the term of this Agreement, the creation by Diamond of Elanco Derivative Assets. Elanco shall reimburse Diamond for all reasonable expenses incurred in the creation of such Elanco Derivative Assets that are not otherwise covered in the Supply Agreement. Such newly produced Elanco Derivative Assets shall be available to transfer to Elanco under this Section 2.1.
d.	Upon successful development of any New Vaccine Products by Elanco, Elanco shall notify Diamond of such development via Notice. Upon receipt of such Notice, and provided that

i) Elanco is unable or unwilling to make such Product in a facility it owns;

ii) the majority of the Fractions contained in such New Vaccine Product are derived from seeds contained in the Biological Assets; and

iii) Elanco needs to have such New Vaccine Products made for sale in countries with manufacturing and regulatory standards that can be met by Diamond or for which Diamond is willing to meet such manufacturing and regulatory standards at its expense, provided Diamond can meet such manufacturing and regulatory standards within a timeframe similar to the timeframe in which Elanco or a third party could reasonably begin manufacturing based on such manufacturing and regulatory standards;

the Parties shall have a period of sixty (60) days (the “New Product Offer Period”) to negotiate an amendment to the Supply Agreement incorporating such New Vaccine Product. During such New Product Offer Period, Elanco shall not negotiate with any Third Party for the manufacture of such New Vaccine Product. In the event the Parties are unable to agree upon the terms of such amendment within the New Product Offer Period, then the right of first offer set forth in this Section 2.1(d) shall terminate and be of no further force or effect with respect to such New Vaccine Product. In the event that any of i), ii) or iii) above eliminate the obligation for Elanco to provide the right of first offer set forth in this Section 2.1(d), then the Notice of successful development of any New Vaccine Products by Elanco shall inform Diamond of such event.

2.2 Grant of License to Diamond

a)	Elanco hereby grants to Diamond and its Affiliates a non-exclusive, royalty-free, fully paid-up, non-sublicensable license to make, have made, sell, have sold, Product that uses or incorporates the Purchased Assets solely for the purpose of supplying Products for Elanco; and
b)	Elanco hereby grants to Diamond and its Affiliates a non-exclusive, royalty-free, fully paid-up, time-limited (to the extent set forth herein), non-sublicensable license to make, have made, sell, have sold, Product that uses or incorporates the Purchased Assets solely for the purpose of supplying Defined Products for Defined Third Parties in each of the following segments (each a “Segment”):
i)	Leptospira products for sale in the United States;
ii)	Leptospira products for sale outside the United States;

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

iii)	Cattle vaccine products for sale in the United States;
iv)	Cattle vaccine products for sale in Mexico and Central America;
v)	Cattle vaccine products for sale in Canada;
vi)	Cattle vaccine products for sale in South Africa; and
vii)	Feline vaccine products as listed in Exhibit 9.

c)	Elanco hereby grants to Diamond and its Affiliates the following licenses:

1.	Effective from the Effective Date until termination or expiration of this Agreement, Diamond shall have the option to acquire, at Elanco’s sole discretion, a non-exclusive, royalty-free, fully paid-up, license to use, have used, export and sub-license the Diamond Subset and the related Technology, pertaining to the Diamond-Subset and not to Elanco Derivative Assets, solely for research and development purposes; provided, such option is exercised any time during the Term of the Agreement by Diamond and is subject to approval via Notice by Elanco;
2.	Effective upon Notice of termination of the Agreement, a non-exclusive, royalty-free, fully paid-up, license to use, have used, export and sub-license the Diamond Subset and the related Technology, pertaining to the Diamond-Subset and not to Elanco Derivative Assets, solely for research and development purposes. For clarity, exercise of such license set forth in the preceding sentence shall not be subject to approval by the Steering Committee; and
3.	Effective upon termination or expiration of this Agreement, a non-exclusive, royalty-free, fully paid-up, assignable (in accordance with Section 8.5), license to research, develop, use, have used, export and sub-license the Technology pertaining to the Diamond-Subset and not to Elanco Derivative Assets.

2.3 License Terminations by Segment

a)	The license grant to Diamond to the Segments in Section 2.2(b) above shall remain in effect, on a Segment-by-Segment basis, for 24-months from the Effective Date, unless this Agreement is terminated sooner in accordance with this Agreement. The 24-month license period for a given Segment shall renew automatically for additional 12 month periods, absent a termination Notice from Elanco. Subject to the following paragraph, termination of a license to Diamond to a given Segment shall be preceded by a Notice period with duration set by the longer of 12 months or one day less than the longest of the remaining terms of the existing distribution or supply agreements between Diamond and a Defined Third Party that requires Elanco’s license to such Segment. Current distribution agreements, associated Segments and corresponding terms are set forth on Exhibit 6.

b)	Unless otherwise agreed by the Steering Committee, Elanco shall only be able to exercise its right to terminate the license to a given Segment as set forth in Section 2.2(b) above if either 2.3.b.1 or 2.3.b.2 is agreed to and executed or if 2.3.b.3 or 2.3.b.4 occur:
1.	An agreement between Elanco and Diamond to commercialize products in the terminated Segment providing appropriate commercial resources from Elanco reasonably necessary for Elanco’s monthly volume of doses purchased from Diamond and sold in such Segment within twelve (12) months after termination of such Segment to meet or exceed the average monthly volume of doses sold by Diamond within the twelve (12) months preceding the termination of such Segment; or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

2.	An agreement between Elanco and Diamond to occupy the manufacturing capacity used to supply the terminated Segment with new products providing appropriate commercial resources from Elanco reasonably necessary for Elanco’s monthly volume of doses manufactured by Diamond in such Segment within twelve (12) months after termination of such Segment to meet or exceed the average monthly volume of doses manufactured by Diamond within the twelve (12) months preceding the termination of such Segment; or
3.	Breach of this Agreement by Diamond after written Notice and no less than thirty (30) day opportunity to cure, provided there shall be no cure period for any breach of confidentiality, unless the breaching party can demonstrate that the breach was not material, or for failure to protect the Purchased Assets and intellectual property supporting the Purchased Assets, the breach of which has a material adverse effect on the value of the Purchased Assets.
4.	Upon a proceeding in bankruptcy that is not dismissed within ninety (90) days, insolvency, dissolution or winding up of Diamond.

2.4      Diamond Vaccine Capacity Utilization. During the term of this Agreement, the Parties intend to maintain vaccine plant throughput at Diamond at levels equal to or greater than those that would be expected in the absence of an agreement with Elanco and under then prevailing market and regulatory conditions. For clarity, and notwithstanding anything to the contrary, nothing in this Agreement shall be construed as a warranty by Elanco of minimum plant throughput or coverage of plant overhead costs. More specifically, Elanco shall not be responsible for reductions in plant throughput to the extent resulting from:

1.	Changes in regulatory requirements in a given country in the Territory rendering the plant out of compliance with such requirements in such country; or
2.	Action brought by a Regulatory Agency of a country in the Territory causing temporary or permanent reduction or termination of market access to and sales in such country; or
3.	Disruption in production or product loss caused by equipment failure or malfunction; or
4.	Contamination issues leading to failures in sterility and/or product release; or
5.	Changes in the market demand or market conditions; or
6.	Force Majeure.

For clarity, Elanco shall only be liable to Diamond for minimum vaccine plant throughput to the extent set forth in Section 2.3.

2.5      Acquisition of Distribution Rights. Elanco shall use reasonable commercial efforts to acquire rights [***] for non-exclusive distribution of Cattle Vaccine Products in the United States of America (the “Cattle Vaccines Distribution Rights”) as follows.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

a)	In the event that Elanco acquires [***], then at Elanco’s sole discretion, either
i)	Elanco shall then become [***] assignee to the distribution agreement granting Cattle Vaccines Distribution Rights to [***], and Diamond shall agree to the assignment of [***] distribution rights to Elanco; or
ii)	Elanco and Diamond or its Affiliate shall, within 30 days of Elanco’s acquisition of [***] distribution rights for Cattle Vaccine Products, enter into good faith negotiations to put in place a Supply Agreement with pricing as indicated in Exhibit 8.

b)	In the event that Elanco fails to acquire the Cattle Vaccines Distribution Rights [***], Elanco and Diamond shall enter into good faith negotiations with the purpose of putting in place a Supply Agreement.

c)	In case Elanco fails to acquire the Cattle Vaccine Distribution Rights [***], Elanco shall not have any obligation to source Cattle Vaccine Products from Diamond.

2.6      Trademarks. Elanco will be free to use and to register in any trademark office any trademark for use with a Product in its sole discretion, except for trademarks proprietary to or confusingly similar with trademarks owned by Diamond. Elanco will own all right, title and interest in and to any such trademark in its own name during and after the term of this Agreement, except for trademarks proprietary to or confusingly similar with trademarks owned by Diamond. For clarity, no license to Diamond trademarks is granted under this Agreement.

2.7      Standard of Care for Purchased Assets held by Diamond on behalf of Elanco. Diamond shall apply to the Purchased Assets held by Diamond on behalf of Elanco the same level of care that Diamond applies to other biological and intellectual property assets of comparable type owned by Diamond that are not part of the Purchased Assets.

2.8      Option Grant. Elanco hereby grants to Diamond and Diamond hereby accepts an exclusive, irrevocable option (the “Option”) for Diamond to purchase the Diamond Subset, such Option becoming effective upon termination or expiration of this Agreement and expiring 90 days after such termination or expiration of this Agreement. Upon Diamond’s exercise of such Option and payment to Elanco of the Option Exercise Fee, Elanco shall sell, assign, transfer and convey to Diamond, and Diamond shall purchase, acquire and accept from Elanco, all right, title and interest in and to the Diamond Subset free from all liens, charges, equities, claims and other encumbrances except as otherwise stated herein. Diamond shall be free to use the Diamond Subset for any purpose.

2.9      Consumption of Biological Assets. The Parties acknowledge that during the term of this Agreement, Diamond will have the obligation to make products for Elanco and/or for Defined Third Parties, and that such obligation will entail consumption of a portion of certain Purchased Assets. To the extent that such obligation to make products pertains to supply by Diamond to Defined Third Parties, such supply should be sourced from the assets contained in the Diamond Subset. Conversely, to the extent that such obligation to make products pertains to supply by Diamond to Elanco, such supply should be sourced from the assets contained in the Elanco Subset.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

ARTICLE III  CONSIDERATION

3.1      Asset Purchase Price: In consideration for the purchase of the Purchased Assets, Elanco shall pay the following amounts within [***] of execution of this Agreement:

a.	[***] for the Purchased Assets with that pertain to Products for use in Livestock ; and
b.	[***] for all remaining Purchased Assets not included in item (a) of this Section 3.1.

The Asset Purchase shall be (i) payable by electronic fund transfer, and (ii) non-refundable and fully earned in consideration of the conveyance of the Purchased Assets on the Effective Date.

3.2      Investment Needs. The Parties acknowledge that investments in capital improvement, maintenance and repair in Diamond’s manufacturing facility (the “Manufacturing Facility”) will be required during the term of this Agreement to (1) provide for compliance with regulatory requirements from Regulatory Agencies in the Territory are met and maintained throughout the term of this Agreement and (2) provide that facilities and equipment are maintained in good working order to assure reliability of supply. Diamond shall be responsible for any and all investments required to meet or maintain compliance with such regulatory requirements in the United States or any other country for which Diamond manufactures as of the date hereof and to maintain, refurbish and/or replace equipment and facilities, as Diamond reasonably determines are necessary, to provide for reliability of supply after the Effective Date; provided, however, Elanco shall be responsible for (i) any and all investments required to meet or maintain compliance with such regulatory requirements for any country other than those countries for which Diamond manufactures as of the Effective Date hereof, (ii) any product-specific investment required to commercialize a new product and (iii) all investments specifically requested by Elanco that are not otherwise required by an applicable Regulatory Agency or reasonably determined by Diamond to be needed to provide for on-going, reliable supply of product.

3.3      Product Registrations. The Registrations issued by the USDA for the Products that use or incorporate the Purchased Assets shall remain in the name of Diamond, held by Diamond on behalf of Elanco, and, Diamond shall remain responsible for the maintenance of such Registrations and for fulfilling all obligations that such Registrations entail.

In the case of Registrations outside the United States, where possible, and unless otherwise agreed by the Parties, such Registrations held by Diamond, if any, shall be transferred to and maintained in Elanco’s name at Elanco’s expense.

Upon Notice of termination of this Agreement and request via Notice from Elanco, Diamond shall provide all reasonable support to Elanco in the prompt licensure of the Cattle Vaccine Products and Other Vaccine Products at an Elanco manufacturing facility or at another manufacturing facility

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designated by Elanco (as applicable) with the intent that such facility receives such license(s) prior to the expiration or termination of this Agreement. For the avoidance of doubt, Diamond shall retain its Registrations for Cattle Vaccine Products during and after the term of this Agreement.

Such support by Diamond shall include, but not be limited to, providing Elanco with the following:

-	all related materials, including but not limited to Seeds, Cell Stocks, Reference materials and critical testing reagents;
-	all Registrations for Products;
-	collaboration in transferring these Registrations to the designated site
-	all correspondence with Regulatory Agencies related to Products
-	all reports related to the Products
-	all manufacturing and QC testing documentation that supports the manufacturing and testing of the biological products and it’s components

Elanco shall reimburse Diamond for all reasonable out of pocket expenses incurred by Diamond and for reasonable labor efforts pertaining to the performance of such support.

3.4      Sales Volume Reports. Diamond shall provide Elanco, for each calendar quarter and no later than thirty (30) days after the end of the quarter, a report by Segment containing the number of doses of each Product sold by Diamond in such quarter.

3.5      Payment of Expenses. For any expenses or labor efforts of Diamond required to be reimbursed by Elanco under this Agreement, Elanco shall reimburse Diamond within 60 days after date of invoice therefor.

ARTICLE IV – GOVERNANCE

4.1      Steering committee Formation and Composition. A joint committee comprised of four (4) members, two (2) named representatives of each of Elanco and Diamond (the “Steering committee”), if not listed in Exhibit C below, will be appointed within thirty (30) business days of the Effective Date. Each Party will provide the other Party via Notice with the name, title, e-mail address, telephone number and facsimile number of their respective Steering committee members and such information will be set forth in Exhibit C. The Steering committee will meet as needed, but not less than once each year during the term of the Agreement or upon such schedule as agreed upon by the Steering committee. Such meetings will be at such times agreed to by Diamond and Elanco, and will alternate between the offices of the Parties unless the Parties otherwise agree, or will be in such other form (e.g., telephone or video conference) as the members of the Steering committee will agree.

4.2      Steering committee Functions and Powers. Notwithstanding anything to the contrary, the Steering committee will have no right, power or authority to amend this Agreement. The principal functions of the Steering committee will include:

(a)	fostering the collaborative relationship between the Parties;
(b)	addressing issues pertaining to this Agreement that may arise during this Agreement’s term; and

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(c)	overseeing the Biological Asset inventory and consumption of Biological Assets during the term of the Agreement, including without limitation, allocation of the Biological Assets between the Elanco Subset and the Diamond Subset.

A Party may change one or more of its representatives to the Steering committee at any time. Members of the Steering committee may be represented at any meeting by another member of the Steering committee, or by a deputy. Either Party may permit additional employees and consultants to attend and participate (on a non-voting basis) in the Steering committee meetings, subject to the confidentiality provisions of this Agreement.

4.3      Decisions of the Steering committee. A quorum of the Steering committee will be present at any meeting of the Steering committee if one (1) representative of each Party is present at such meeting in person or by telephone or videoconference. If a quorum exists at any meeting, a unanimous vote of the members of the Steering committee present at such meeting is required to take any action on behalf of the Steering committee. If the Steering committee fails to reach unanimity on a matter before it for decision, the matter shall be resolved in accordance with the dispute resolution provisions set forth in Section 9.1 of this Agreement.

4.4      Chair. The Steering committee will initially be chaired by one Elanco representative appointed by Elanco and shall alternate between Diamond and Elanco on January 1 of each Program Year during the term of this Agreement. The chair does not have a second or tie breaking vote.

4.5      Minutes and Reports. The Steering committee will be responsible for keeping accurate minutes of its deliberations that record all proposed decisions and all actions recommended or taken. Within ten (10) business days of each meeting, the chair will provide the Parties with draft minutes of such meeting, any issues requiring resolution and any proposed decisions and actions recommended or taken to all members of the Steering committee. Minutes will be deemed approved unless a Steering committee representative of either Party objects to the accuracy of such minutes or accompanying report by providing Notice to the other Party’s Steering committee representatives within thirty (30) days of receipt of such minutes and report. In the event that any such objection is not resolved by the Steering committee, such minutes and accompanying report will be amended to reflect such unresolved dispute. All records of the Steering committee will be considered Confidential Information and will be available to both Parties.

ARTICLE V

5.1      Interaction with Regulatory Agencies. Diamond grants to Elanco, as of the Effective Date, the right to participate in Diamond’s discussions with the CVB for issues pertaining solely to Products that use and incorporate the Purchased Assets and that are made by Diamond. Interactions with regulatory agencies outside the USA shall be discussed and decided by the Steering Committee on a case by case basis.

5.2      Right of First Offer for Manufacturing Facility. If, during the term of this Agreement, Elanco desires to acquire the Manufacturing Facility, then Elanco shall notify Diamond in writing. Upon receipt of such notice, the Parties shall have a period of sixty (60) days (the “Offer Period”) to negotiate in good faith the terms for such acquisition during which time, Diamond agrees to not have discussions with any Third Parties related to the acquisition of such Manufacturing Facility. In the event the Parties are

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unable to agree upon the terms of such acquisition within the Offer Period, then the right of first offer set forth in this Section 5.2 shall terminate and be of no further force or effect. Provided that this right of first offer has not otherwise terminated pursuant to this Section 5.2, Diamond shall provide Notice to Elanco in the event that Diamond or its Affiliates receive a bona fide offer from a Third Party to acquire such Manufacturing Facility so that Elanco may exercise its right of first offer set forth in this Section 5.2; provided, however, that the Offer Period in such case shall be thirty (30) days after receipt of Diamond’s Notice hereunder.

ARTICLE VI

6.1      Nondisclosure; Exceptions. Neither Diamond nor Elanco shall publish or disclose to any Third Party, including its independent contractors, any or all Confidential Information of the other Party without the advance execution of a binding confidentiality agreement between the Third Party and the disclosing Party. Neither Diamond nor Elanco shall disclose to any Third Party or use for any purpose besides this Agreement Confidential Information of the other Party, unless such Party can demonstrate that such information:

(a)	Was known to the receiving Party or to the public prior to disclosure by the disclosing Party under this Agreement, as shown by written records;

(b)	Becomes known to the public from a source other than the receiving Party;

(c)	Is disclosed to the receiving Party on a non-confidential basis by a Third Party having a legal right to make such disclosure;

(d)	Is required to be disclosed by law or judicial order; provided, however, the receiving Party shall promptly notify the disclosing Party and shall not disclose any information without the disclosing Party’s prior written consent or until the disclosing Party has exhausted any legal actions it may take to prevent or limit the requested disclosure; or

(e)	Is independently developed by the receiving Party without use of the disclosing Party’s information.

6.2      Survival of Confidentiality and Non-Use Obligations. Such obligations of confidentiality and non-use shall survive expiration or termination of this Agreement for a period of three (3) years from the Effective Date of such termination or expiration.

6.3      Authorized Disclosure. Upon prior written approval of the other party, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

(a)	filings submitted to a Regulatory Agency to the extent necessary for obtaining marketing approvals in the Field;

(b)	prosecuting or defending litigation;

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(c)	complying with applicable governmental regulations, including financial regulatory requirements;

(d)	disclosure on a “need to know” basis to Affiliates, sublicensees, employees, contractors, consultants or agents who agree to be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article VIII.

6.4      Diamond Representations & Warranties to Elanco. As of the Effective Date, Diamond represents and warrants that it owns all right and title to, or owns the exclusive rights to the Purchased Assets purchased or licensed by Elanco hereunder, and that it has the right to enter into this Agreement. Diamond represents and warrants that, as of the Effective Date, no license or other rights are necessary to be granted, or are granted, to Diamond by Third Parties for the purposes of this Agreement, except to the extent disclosed in writing by Diamond to Elanco prior to work commencing under this Agreement for the development of Product(s) in the Field. Diamond represents and warrants that, as of the Effective Date, there are (i) no claims pending or, to Diamond’s knowledge, threatened that would result in material liabilities arising out of any injury to animals or persons as a result of the use of the Purchased Assets, or (ii) no liens upon the Purchased Assets, except to the extent disclosed in writing by Diamond to Elanco.

6.5      Representations & Warranties of the Parties to Each Other. Diamond and Elanco each represent and warrant that, as of the Effective Date, execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of such Party, its officers and directors and does not conflict with, violate, or breach any agreement to which either Elanco or Diamond is a party, or either Party’s articles of incorporation or bylaws.

6.6      Warranty and Disclaimer Concerning Intellectual Property.

(a)	As of the Effective Date of this Agreement, Diamond represents and warrants to Elanco that it has not been notified of any patent rights or claims of ownership of any Third Party that would prevent Diamond from selling the Purchased Assets to Elanco.
(b)	Further, as of the Effective Date of this Agreement, each Party represents and warrants to the other that it does not have any actual knowledge of any patent rights of any Third Party, other than patent rights of Third Parties that are licensed to such Party and disclosed in writing to the other Party, that would prevent either Party from carrying out this Agreement.

ARTICLE VII         TERM & TERMINATION

7.1      Term. Except as otherwise provided in this Agreement, the term of this Agreement will commence on the Effective Date and end on the ten (10) year anniversary of the Effective Date, unless extended by mutual agreement or otherwise terminated earlier in accordance with this Agreement. The term of this Agreement shall automatically renew for successive twenty-four (24) month periods unless either Party provides no less than twenty-four (24) month prior written notice of its intention not to renew.

7.2      Early Termination.

a)	Elanco shall be able to terminate this Agreement without cause on or after the fifth-year anniversary of the Effective Date provided that (i) Elanco provides no less than three (3) years prior Notice to Diamond of its intent to terminate this Agreement, and (ii) pays to Diamond on or before the effective date of termination, an early termination fee equal [***].

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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b)	Diamond shall be able to terminate this Agreement upon thirty (30) days written notice to Elanco in the event that a Supply Agreement is not consummated on or before [***].

7.3      Effect of Termination. Effective upon termination or expiration of this Agreement, Diamond shall have (i) the right to exercise the Option set forth in Section 2.8 and (ii) the license set forth in Section 2.2(c)(3). To the extent that any Purchased Assets (not transferred to Diamond pursuant to the Option set forth in Section 2.8) remain in Diamond’s custody at the time of termination or expiration of this Agreement, Diamond shall transfer such Purchased Assets to an Elanco facility or to a third party designated by Elanco at Elanco’s cost and expense pursuant to the process set forth in Section 2.1(b) without application of the Transfer Limit; provided, however, that Elanco notify Diamond of the destination of such transfer no later thirty (30) days after termination of expiration of this Agreement.

7.4      Surviving Obligations. Upon expiration or termination of this Agreement, the obligations which by their nature are intended to survive expiration or termination of this Agreement, will survive. Notwithstanding any other provision of this Agreement to the contrary, the rights granted under Sections 1, 2.1, 2.2(a), 2.2(b), 2.2(c)(3), 2.8, 3.3, 6.1, 6.2, 6.3, 7.3, 7.4, 7.6 and Articles VIII and IX shall survive termination or expiration of this Agreement.

7.5      Existing Obligations. Expiration or termination pursuant to Sections 7.1 or 7.2 will not relieve the Parties of any obligation that accrued prior to such expiration or termination.

7.6      Further Assurances. Diamond and Elanco will each, at the request of the other, execute and deliver to each other all such further instruments and perform all such further actions as may be reasonably requested in order to effectuate the purposes of this Agreement.

7.7      Events of Default. An event of default (“Event of Default”) will have occurred and this Agreement may be terminated by the Party first named in each paragraph below in the following circumstances:

(a)      Material Breach. By the non-breaching Party, if the breaching Party fails to remedy a material breach of this Agreement within ninety (90) days after Notice thereof detailing the breach has been given to the breaching Party by the non-breaching Party.

(b)      Failure of Elanco to Pay. By Diamond, if Elanco fails to make any payment as required under this Agreement within the period(s) identified in this Agreement after such payment becomes payable, and such failure is not remedied within ten (10) business days after Notice thereof from Diamond.

(c)      Bankruptcy. By either Party, upon a proceeding in bankruptcy that is not dismissed within ninety (90) days, insolvency, dissolution or winding up of the other Party.

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7.8      Default Remedies.

(a)      Default Remedies Available to Elanco. In the event that an Event of Default occurs that is caused by Diamond, and Diamond fails to cure such default as set forth in Section 7.7 above, Elanco may elect to either (i) terminate this Agreement and/or (ii) without limiting any other legal or equitable remedies that Elanco may have, continue this Agreement in full force and effect, in accordance with its terms.

(b)      Default Remedies Available to Diamond. In the event that an Event of Default occurs that is caused by Elanco, and Elanco fails to cure such default as set forth in Section 7.7 above, Diamond may elect to either (i) terminate this Agreement and/or (ii) without limiting any other legal or equitable remedies that Diamond may have, continue this Agreement in full force and effect, in accordance with its terms.

7.9      Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement, and, whether or not termination is effected, all other remedies will remain available except as the Parties have expressly agreed to otherwise herein.

ARTICLE VIII

8.1      Separate Entities / Disclaimer of Agency. Diamond and Elanco are and will remain separate independent entities. This Agreement will not constitute, create or otherwise imply a joint venture, partnership or formal business organization of any kind. Each Party to this Agreement will act as an independent contractor and not as an agent or legal representative of the other. Neither Party will have the right or authority to assume, create or incur any Third Party liability or obligation of any kind, express or implied, against or in the name of or on behalf of the other Party except as expressly set forth in this Agreement.

8.2      Press Releases & Disclosures. Neither Party will submit for written or oral publication any document, data, or other information generated and provided by the other Party during the term of this Agreement without first obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld. In case a Party has an obligation to make releases required for local fiscal reporting laws, filing regulations or stock rules relating to the Party or any Affiliate of the Party, such Party shall be able to make such release without consent from the other Party, provided that the disclosing Party has provided the other Party the opportunity to review and comment on such release, such comments to be reasonably considered by the disclosing Party, in accordance with applicable law. The contributions of each Party will be noted in all publications, presentations, and press releases.

8.3      Publicity. Neither Party will disclose to the public, any information about this Agreement, including its existence, without the prior written consent of the other Party, which decision regarding consent will be communicated no later than twenty (20) business days from the date of receipt of the request, except where required for local fiscal reporting laws, filing regulations or stock exchange rules relating to the Party or any Affiliate of the Party. Furthermore, neither Party shall use in advertising, publicity or otherwise the name or any trademark of the other Party without prior written consent.

8.4      Force Majeure. If either Party is affected by any extraordinary, unexpected and unavoidable event, including, without limitation, acts of God, floods, fires, riots, terrorism, war, accidents, labor

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disturbances, breakdown of plant or equipment, lack or failure of transportation facilities, unavailability of equipment, sources of supply or labor, raw materials, power or supplies, infectious diseases of animals, or by the reason of any law, order, proclamation, regulation, ordinance, demand or requirement of the relevant government or any sub-division, authority or representative thereof (provided that in all such cases the Party claiming relief on account of such event can demonstrate that such event was extraordinary, unexpected and unavoidable by the exercise of reasonable care) (“Force Majeure”), it will as soon as reasonably practicable notify the other Party of the nature and extent thereof and take all reasonable steps to overcome the Force Majeure and to minimize the loss occasioned to that other Party. Except with respect to the sale of the Purchased Assets pursuant to Section 2.1 and the payment of amounts owed pursuant to Section 3.1, neither Party will be deemed to be in breach of this Agreement or otherwise be liable to the other Party by reason of any delay in performance or nonperformance of any of its obligations hereunder to the extent that such delay and nonperformance is due to any Force Majeure of which it has notified the other Party and the time for performance of that obligation will be extended accordingly. Notwithstanding the foregoing sentence, should the Force Majeure continue for more than three (3) months, then the other Party shall have the right to terminate this Agreement immediately upon Notice of termination delivered to the affected Party.

8.5      Assignment. This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed; provided, however, that each of the Parties may, without such consent, assign this Agreement and its rights and obligations hereunder to its Affiliates or in connection with the transfer or sale of all or substantially all of the portion of its business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction. Any permitted assignee will assume all obligations of its assignor under this Agreement in writing prior to the assignment. Any purported assignment in violation of the preceding sentences will be void.

8.6      Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other Party (a “Notice”) will be delivered in writing by one of the following means: delivered personally; by facsimile (and promptly confirmed by personal delivery or courier); by a reputable, commercial courier; or by U.S. mail postage prepaid (where applicable), and addressed to such other Party at its address indicated below, or to such other address as the addressee will have last furnished in writing to the addressor and will be effective upon receipt by the addressee. Such Notices will be effective within three (3) business days of the postmark or transmittal date or when delivered to the addressee, whichever is earlier.

If to Diamond:

Diamond Animal Health, Inc.

2538 S.E. 43rd Street

Des Moines, Iowa, 50317

Attn: Legal Department

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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with a copy to

Osborn Maledon, PA

2929 North Central Ave.

Suite 2100

Phoenix, AZ 85012

Fax: (602) 640-9050

Attn:    William M. Hardin

If to Elanco:

Elanco Animal Health

2500 Innovation Way

Greenfield, IN 46140

Attention:	Legal Department
Fax:	[***]
E-mail:	[***]

8.7        Execution of Agreement. This Agreement may be executed by original or facsimile signature in several counterparts, all of which shall be deemed to be originals, and all of which shall constitute one and the same Agreement. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

8.8        Waiver. The waiver by a Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

8.9        Entire Agreement. This Agreement and the Exhibits hereto (which Exhibits are deemed to be a part of this Agreement for all purposes) contain the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating thereto. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties.

8.10      Headings. The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

8.11      Severability. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the Parties shall negotiate

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a substitute provision that, to the extent possible, accomplishes the original business purpose. During the period of such negotiation, and thereafter if no substituted provision is agreed upon, any such provision which is enforceable in part but not in whole shall be enforced to the maximum extent permitted by law.

8.12        Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns under Section 8.5 of this Agreement.

8.13        Independent Contractors. It is understood and agreed that the relationship between the Parties hereunder is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either Diamond or Elanco to act as agent for the other.

8.14        No Third Party Beneficiaries. No person or entity other than Diamond, Elanco and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

8.15        Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable therein, without regard to any conflict of law principles. In the event that Elanco files suit against Diamond (other than by way of counterclaim), such suit shall be brought in the state or federal courts located in Colorado. In the event that Diamond files suit against Elanco (other than by way of counterclaim), such suit shall be brought in the United States District Court for the Southern District of Indiana.

8.16        Indemnities

(a)      Diamond shall indemnify and hold Elanco harmless with respect to any claims by other persons who allege injury or loss as a result of any action of Diamond in violation of their obligations under this Agreement or for claims resulting from Diamond’s actions resulting from the use of the Diamond Subset.

(b)      Elanco shall indemnify and hold Diamond harmless with respect to any claims by other persons who allege injury or loss as a result of any action of Elanco in violation of their obligations under this Agreement or for claims resulting from Elanco’s actions resulting from the use of the Elanco Subset on or after the Effective Date.

(c)      If either Party becomes aware of a Third-Party claim that (if successful) will result in a loss to be indemnified under this Section, the indemnitee will promptly notify the indemnitor in writing. Failure or delay in giving such notice shall not affect the right to be indemnified except to the extent that it prejudices the defense of the claim. If the indemnitor acknowledges that the claim (if successful) will result in a loss within its obligation to indemnify under this Section, it may assume the defense by giving the indemnitee written acknowledgement of its indemnity obligation and notice of its election to assume the defense within fifteen (15) days after receiving the notice of the claim. If the indemnitor acknowledges its obligation to indemnify and assumes the defense, it will have both the duty to defend and the right to control the defense. The indemnitor will conduct the defense in a prudent manner and will keep the indemnitee reasonably informed as to the status of the defense. The indemnitee will cooperate with the defense and may retain separate counsel at its own expense to participate in, but

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not control, the defense. Neither Party may settle a claim without the consent of the other, and that consent may not be unreasonably withheld or delayed. If the indemnitor does not timely assume the defense, the indemnitee will have the right (but no duty) to defend or settle the claim at the risk of the indemnitor. The indemnitor will reimburse the indemnitee for its expenses (including reasonable attorney’s fees) of defending or settling the claim.

8.17        Legal Compliance

(a)	Mutual Covenant.

(i) Each Party shall insure that it and its activities under this Agreement shall at all times comply with all applicable laws, regulations and industry codes.

(ii) Each Party represents that any funds paid to the other pursuant to this Agreement are not proceeds of any illegal activity.

(b)       Anti-Bribery Laws. In carrying out their responsibilities under this Agreement, the Parties shall comply with all applicable anti-bribery laws in the countries where the Parties have their principal places of business and where they conduct activities under this Agreement. Additionally, the Parties understand and agree to comply with the U.S. Foreign Corrupt Practices Act, as revised, which generally prohibits the offer, promise, payment or giving of anything of value either directly or indirectly to any government official for the purpose of obtaining or retaining business or any improper advantage. For purposes of this section, “government official” means any official, officer, representative, or employee of, including any doctor employed by, any non-U.S. government department, agency or instrumentality (including any government-owned or controlled commercial enterprise), or any official of a public international organization or political party or candidate for political office. Additionally, Elanco represents that neither it nor any of its owners, directors, employees, agents, consultants (A) is a government official, or will directly or indirectly (B) offer to pay, promise to pay or give anything of value to any government official for purposes of (i) influencing any act or decision of such government official in his official capacity; (ii) inducing such government official to do or omit to do any act in violation of the lawful duty of such official; (iii) securing any improper advantage; or (iv) inducing such government official to use his influence with the government or instrumentality thereof to affect or influence any act or decision of the government or such instrumentality with respect to any activities undertaken relating to this Agreement. Additionally, the Parties will make reasonable efforts to comply with requests for information, including answering questionnaires and narrowly tailored audit inquiries, to enable the other Party to ensure compliance with applicable anti-bribery laws.

(c)       Early Termination. The Parties agree that breach of this Section 8.17 shall be considered a material breach of this Agreement and that either Party may immediately seek all remedies available under law and equity including termination of this Agreement if it believes, in good faith, that the warranties under this Section 8.17 have been breached by the other Party without owing to the other any damages or indemnification resulting from such termination; provided, however, neither Party shall be permitted to immediately terminate under this Section 8.17(c) to the extent the breach relates to regulatory compliance relating to the Purchased Assets to the extent the breach can be cured without causing a material adverse effect on the other Party’s ability to perform under this Agreement.

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ARTICLE IX

9.1      Dispute Resolution. In the event of a dispute, controversy or claim under or relating to this Agreement (a “Dispute”), the Parties shall refer such dispute to the President of Biologicals and Pharmaceuticals of Diamond’s Affiliate and the Vice-President of R&D of Elanco for attempted resolution by good faith negotiations within ninety (90) days after such referral is made. In the event such executives are unable to resolve such Dispute within such ninety (90) day period, either Party may invoke any legal remedies in a court or judicial body of competent jurisdiction to resolve such dispute. Any such legal remedies in a court or judicial body of competent jurisdiction shall be conducted in the English language.

9.2      No Delay in Unrelated Payments. In the event of a Dispute, a Party shall have no right to toll or delay any payment or other obligation in this Agreement unrelated to the Dispute as a result of the Dispute.

ARTICLE X

10.1      Notice of Inspections. Diamond shall provide Elanco with prompt notice of any governmental or regulatory review, audit or inspection of its facility, processes, or products that relate to the goods or services furnished Elanco under this Agreement. Diamond shall provide Elanco with the results of any such review, audit or inspection. Elanco shall be given the opportunity to provide assistance to Diamond in responding to any such review, audit or inspection.

[Signature page follows]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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EXECUTED

Signed on behalf of	)
Eli Lilly and Company, operating through its Elanco Animal Health division	) )
by an authorized officer in the presence of:	)

[***]	/s/ Jeff N. Simmons
Signature of Witness	Signature of Authorized Officer

[***]	Senior VP and President - Elanco
Name of Witness (please print)	Name of Authorized Officer (please print)

6/17/2013

Date Signed

Signed on behalf of	)
Diamond Animal Health, Inc.	)
by an authorized officer in the presence of:	)

/s/ Robert B. Grieve	/s/ Michael J. McGinley
Signature of Witness	Signature of Authorized Officer

Robert B. Grieve	Michael J. McGinley
Name of Witness (please print)	Name of Authorized Officer (please print)

Date Signed

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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Exhibit 1:          Viral Assets to be Purchased by Elanco upon Execution of Agreement

Within the Target Species, any and all:

[***]

As relevant as produced for species other than the Target Species, such as extraneous agents testing related to seeds and cells.

Exhibit 2:          Bacterial Assets to be Purchased by Elanco upon Execution of Agreement

Within the Target Species, any and all:

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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Exhibit 3:            Seeds and Cells subject to Asset Purchase

Table Key

Item Description:	MS = Master Seed, WS = Working Seed, PS = Production Seed

Unit of Measure:	EA = Each (Vial), ML = Milliliter

Stock Location:	OS = Off Site, BP = Biological Production, RD = Research and Development, F1 = Freezer number 1, F2 = Freezer number 2, F7 = Freezer number 7, NT = Nitrogen Tank

Bin Location Examples:

NT13C4 = Nitrogen Tank Number 13 Cane Number 4

T13C3 = Tank Number 13 Cane 3 (T = nitrogen tank)

Q1 = Box rack Q, Box position 1 (for F2)

1G = Shelving rack number 1, Shelf G (for F7) or Box rack 1, Box position Q (for freezer 14054)

Item Number	Item Description	Pass Level	Unit of Measure	Date Filled/Frozen	Stock Location	Bin Location	Quantity by Location	Lot Number	Number of Vials	Volume per Vial (ml)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

Item Number	Item Description	Pass Level	Unit of Measure	Date Filled/Frozen	Stock Location	Bin Location	Quantity by Location	Lot Number	Number of Vials	Volume per Vial (ml)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

Item Number	Item Description	Pass Level	Unit of Measure	Date Filled/Frozen	Stock Location	Bin Location	Quantity by Location	Lot Number	Number of Vials	Volume per Vial (ml)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

Item Number	Item Description	Pass Level	Unit of Measure	Date Filled/Frozen	Stock Location	Bin Location	Quantity by Location	Lot Number	Number of Vials	Volume per Vial (ml)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

Research and Development Canine and Feline Agents

Item Description	Antigen	Location	Amount
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT

BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

Item Description	Antigen	Location	Amount
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

EXHIBIT 4            VACCINE PRODUCTS

Country and Company	Product	APHIS Code and International Registration Number	Registration Owner
[***]	BRSV MLV [***]	[***]	Diamond
[***]	IBR/BVD1&2/PI3/BRSV MLV [***]	[***]	Diamond
[***]	FVR/FCV/FPV MLV [***]	[***]	Diamond
[***]	IBR/BVD1&2/PI3/BRSV MLV [***]	[***]	Third Party
[***]	IBR/BVD1&2/PI3/BRSV MLV, Lepto 5 [***]	[***]	Third Party
[***]	KIBR/KBVD1&2, PI3/BRSV MLV, Lepto 5 [***]	[***]	Third Party
[***]	Leptospira hardjo-pomona	[***]	Third Party
[***]	Leptospira hardjo-ictero-pomona	[***]	Third Party
[***]	IBR/BVD1&2/PI3/BRSV MLV [***]	[***]	Third Party
[***]	IBR/BVD1&2/PI3/BRSV-MLV, Lepto 5 [***]	[***]	Third Party
[***]	KIBR/KBVD1&2, PI3/BRSV MLV [***]	[***]	Third Party
[***]	FVRCP MLV [***]	[***]	Third Party
	FVRC MLV [***]	[***]	Third Party

[***]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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EXHIBIT 5	LIST OF DEFINED THIRD PARTIES AND DEFINED PRODUCTS SOURCED BY EACH DEFINED THIRD PARTY

Distributor	Tradename	DAH Item No.	Dose Size
[***]	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	5 ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	50ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10ds
	[***]	[***]	25ds
	[***]	[***]	10ds
	[***]	[***]	25ds
[***]	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.
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Distributor	Tradename	DAH Item No.	Dose Size
	[***]	[***]	50 ds
	[***]	[***]	20ml
	[***]	[***]	100ml
[***]	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10ds
	[***]	[***]	25ds
	[***]	[***]	10ds
	[***]	[***]	25ds
	[***]	[***]	10ds
	[***]	[***]	25ds
	[***]	[***]	20ml
	[***]	[***]	100ml
[***]	[***]	[***]	Bulk 1ml/ds
	[***]	[***]	Bulk 1ml/ds
	[***]	[***]	Bulk .5ml/ds
[***]	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
[***]	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
[***]	[***]	[***]	10ds
[***]	[***]	[***]	50ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
	[***]	[***]	25 ds
	[***]	[***]	20ml
	[***]	[***]	100ml
[***]	[***]	[***]	10 ds
	[***]	[***]	50 ds

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

Distributor	Tradename	DAH Item No.	Dose Size
	[***]	[***]	10ds
	[***]	[***]	50ds
	[***]	[***]	10 ds
	[***]	[***]	50 ds
	[***]	[***]	10 ds
	[***]	[***]	25 ds
	[***]	[***]	20ml
	[***]	[***]	100ml
[***]	[***]	[***]	500ml
	[***]	[***]	200ml
	[***]	[***]	500ml
[***]	[***]	[***]	As applicable
[***]	[***]	[***]	As applicable

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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BETWEEN DIAMOND ANIMAL HEALTH AND ELANCO ANIMAL HEALTH

EXHIBIT 6	DISTRIBUTION AGREEMENTS BETWEEN DIAMOND AND DEFINED THIRD PARTIES INVOLVING CATTLE VACCINE PRODUCTS IN EFFECT AS OF THE EFFECTIVE DATE

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ASSET PURCHASE and LICENSE AGREEMENT

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EXHIBIT 7 – GENERAL TERMS AND CONDITIONS TO BE INCLUDED IN A SUPPLY AGREEMENT

1.	[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

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Exhibit 8 – SUPPLY PRICES FOR CATTLE VACCINE PRODUCTS

Pricing at Annual Additional doses Listed (in millions)[***]

		Unit	Price	5.2	10.2	15.0	20.0
[***]	MLV - IBR 50DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - IBR-LP 50DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - 3 10DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - 3 50DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - BRSV 3 50DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - 4 L5 50DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - 5 10DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - 5 50DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - 5 L5 HB 10DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - 5 L5 HB 50DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - IBR 10DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - 5 L5 HB 5DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	KV - 5 3ML/25 DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	KV - 10 HB 3ML/25DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	KV - 10 HB 3ML/10DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - 3 LP 50DS	EA	[***]	[***]	[***]	[***]	[***]
[***]	MLV - 5 50DS BULK PACK	EA	[***]	[***]	[***]	[***]	[***]

[***]

Key:

MLV = Modified Live Virus

MLV-IBR = IBR

MLV-IBR LP = IBR, Leptospira pomona

MLV-3 = IBR, BVD1, BVD2

MLV-BRSV3 = IBR, PI3, BRSV

MLV-4 L5= IBR, BVD1, BVD2, PI3, Leptospira canicola, ictero, hardjo, grippo,pomona

MLV-5= IBR, BVD1, BVD2, PI3, BRSV

MLV-5 L5 HB = IBR, BVD1, BVD2, PI3, BRSV, Leptospira canicola, ictero, hardjo (bovis claim), grippo, pomona

KV = Killed Virus/Modified Live Virus combination

KV-5 = IBR, BVD1, BVD2 (Killed), PI3, BRSV (MLV)

KV-10 HB = IBR, BVD1, BVD2 (Killed), PI3, BRSV (MLV), Leptospira canicola, ictero, hardjo (bovis claim), grippo, pomona

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EXHIBIT 9 FELINE VACCINES

Feline Viral Rhinotracheitis, Calicivirus, and Panleukopenia, Intranasal MLV	FVRCP MLV	APHIS Code 16D1.22

Feline Viral Rhinotracheitis and Calicivirus, Intranasal MLV	FVRC MLV	APHIS Code 16C1.22